EXHIBIT 10.2

EXECUTION VERSION

CAS MEDICAL SYSTEMS, INC.

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”), dated June 9, 2011, among CAS Medical Systems, Inc., a Delaware corporation (the “Company”), and the purchasers signatory hereto (each, a “Purchaser”, and collectively, the “Purchasers”), is entered into pursuant to that certain Investment Agreement, dated June 8, 2011, by and between the Company and the Purchasers (the “Investment Agreement”), providing for the Company’s issuance and sale of (a) Series A Convertible Preferred Stock (the “Series A Preferred Stock”), which will be, upon issuance, convertible into authorized but unissued shares (“Series A Preferred Conversion Shares”) of common stock, par value $0.004 per share, of the Company (the “Common Stock”), and will have the terms set forth in the Certificate of Designation for such Series A Preferred Stock (the “Series A Preferred Certificate of Designation”) and (b) Series A Exchangeable Preferred Stock (the “Series A Exchangeable Preferred Stock”), which Series A Exchangeable Preferred Stock will be, following receipt of the Stockholder Approval (as defined in the Investment Agreement), convertible into authorized but unissued shares (“Series A Exchangeable Preferred Conversion Shares” and together with the Series A Preferred Conversion Shares, the “Conversion Shares”) of Common Stock and will have the terms set forth in the Certificate of Designation for such Series A Exchangeable Preferred Stock (the “Series A Exchangeable Preferred Certificate of Designation”, and together with the Series A Preferred Certificate of Designation, each a “Certificate of Designation” and together the “Certificates of Designation”).  Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in Section 8(p) herein.

1.    Shelf Registration.  So long as any Registrable Shares are outstanding, the Company shall take the following actions:

(a) The Company shall, as soon as practicable, file with the Securities and Exchange Commission (the “Commission”), and, subject to Section 3(c) hereof, thereafter use its reasonable best efforts to cause to be declared effective no later than September 9, 2011, in each case subject to Section 3(i), a registration statement (the “Shelf Registration Statement”) on an appropriate form under the Securities Act, regardless of whether or not the Company is then eligible to use Form S-3 under the Securities Act, relating to the offer and sale of the maximum amount of Registrable Shares by the Holders thereof from time to time in accordance with the methods of distribution set forth in the Shelf Registration Statement and Rule 415 under the Securities Act.  If any Registrable Securities are not covered by the Shelf Registration Statement because they are not legally eligible to be included therein, the Company shall, as soon as practicable, to the extent that at any time following the effective date of the Shelf Registration Statement additional Registrable Shares are eligible to be covered by a registration statement on an appropriate form under the Securities Act relating to the offer and sale of such Registrable Securities, cause such a registration statement to be filed and declared effective on terms reasonably consistent with the Shelf Registration Statement.

(b) The Company shall use its best efforts to keep the Shelf Registration Statement continuously effective, regardless of whether or not the Company is then eligible to use Form S-3 under the Securities Act, and shall renew such Shelf Registration Statement or file a new Shelf Registration Statement to the extent required, in order to permit the prospectus included therein to be lawfully delivered by the Holders of the Registrable Shares included therein, until the date on which all Registrable Shares cease to be Registrable Shares (such period being called the “Shelf Registration Period”). The Company shall be deemed not to have used its reasonable best efforts to keep the Shelf Registration Statement effective during the Shelf Registration Period if it voluntarily takes any action that would result in Holders of Registrable Shares covered thereby not being able to offer and sell such Registrable Shares during that period, unless such action is required by applicable law or except as provided in Section 3(i).

(c) Notwithstanding any other provisions of this Agreement to the contrary, the Company shall cause (i) the Shelf Registration Statement (as of the effective date of the Shelf Registration Statement), any amendment thereof (as of the effective date thereof) or supplement thereto (as of its date), (A) to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the Commission and (B) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, and (ii) any related prospectus, preliminary prospectus or Free Writing Prospectus and any amendment thereof or supplement thereto, as of its date, (A) to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the Commission and (B) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company shall have no such obligations or liabilities with respect to any written information pertaining to any Holder and furnished to the Company by or on behalf of such Holder specifically for inclusion therein.

2.    Piggy Back Registration.

(a) If the Company shall determine to register any of its equity securities in a Qualified Piggy Back Registration, the Company shall: (x) promptly give to each of the Holders a written notice thereof (which shall include a list, if then known by the Company, of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws); and (y) subject to the terms set forth in Sections 2(b) and 2(c) hereof, include in such Qualified Piggy Back Registration (and any related qualification under blue sky or other state securities laws), and in any underwriting involved therein, any or all of the Registrable Shares held by any such Holder as set forth in a written request or requests, made by such Holder within seven (7) after receipt of the written notice from the Company described in clause (x) immediately above.

(b) If the Registration in respect of which the Company gives notice pursuant to Section 2(a)(x) above is for a registered public offering involving an underwriting, the Company shall so advise each of the Holders as a part of the written notice given pursuant to said Section 2(a)(x).  To the extent such Registration involving an underwriting is only of Common Stock, Holders shall only be entitled to register any Registrable Securities in such Registration to the extent such Registrable Securities are Common Stock.  If any Holder requests inclusion in any Qualified Piggy Back Registration in accordance with the terms set forth in this Section 2, the inclusion of the Registrable Shares of such Holder in such Qualified Piggy Back Registration shall be conditioned upon such Holder’s acceptance of the further applicable provisions of this Agreement, including the applicable provisions of this Section 2.  The Holders whose shares of Registrable Shares are to be included in any such Registration shall (together with the Company and the Other Stockholders, if any, distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for underwriting by the Company; provided, however, that no Holder so registering their Registrable Shares shall be required to make any representations or warranties, or provide any indemnity, in connection with any such Qualified Piggy Back Registration other than representations and warranties (or indemnities with respect thereto) as to (i) such Holder’s ownership of its Registrable Shares to be transferred pursuant to such underwriting agreement free and clear of all liens, claims and encumbrances, (ii) such Holder’s power and authority to effect such transfer pursuant to such underwriting agreement, (iii) such matters pertaining to compliance with securities laws by such Holder as may be reasonably requested by the representative of the underwriter or underwriters and (iv) such matters relating to written information furnished to the Company by such Holder specifically for use in the registration statement and prospectus (and any related documents) to be used by the Company in connection with such Qualified Piggy Back Registration; provided further, however, that the obligation of such Holder to indemnify any Person pursuant to any such underwriting agreement shall be several, not joint and several, among the stockholders selling securities in such Qualified Piggy Back Registration, and the liability of each such Holder will be in proportion thereto; and provided further, however, that such liability will be limited to the net amount (after giving effect to underwriters discounts and commissions) received by such Holder from the sale of its Registrable Shares pursuant to such Qualified Piggy Back Registration.

(c) Notwithstanding any other provision of this Section 2 to the contrary, if any Qualified Piggy Back Registration in respect of which any Holder is exercising its rights under this Section 2 involves an underwritten public offering and the representative of the underwriter or underwriters advises the Company that, in its view, the number of shares of equity securities of the Company (including, as applicable, Registrable Shares and Other Securities of the Company) that are proposed to be included in such Qualified Piggy Back Registration exceeds the largest number of shares that can be sold in such Registration without having an adverse effect on the offering contemplated thereby (a “Piggy Back Marketing Limitation”), including the price at which such shares can be sold, then the number of Registrable shares and Other Securities to be included in such Registration shall be reduced in accordance with the following priority:

(i) If the Qualified Piggy Back Registration is being effected for the account of the Company, (x) first, the Other Securities held by Other Stockholders shall be excluded from such Qualified Piggy Back Registration to the extent so required by the Piggy Back Marketing Limitation; (y) second, if, after the exclusion of all of the Other Securities held by the Other Stockholders that were proposed to be included in such Qualified Piggy Back Registration, further reductions are still required due to the Piggy Back Marketing Limitation, the number of Registrable Shares included in such Registration by each Holder shall be reduced on a pro rata basis (based on the number of Registrable Shares that each such Holder proposed to include in such Qualified Piggy Back Registration), to the extent so required by the Piggy Back Marketing Limitation; and (z) third, if, after the exclusion of the Other Securities of the Other Stockholders and the Registrable Securities of Holders in accordance with the terms set forth in clauses (x) and (y) immediately above, further reductions are still required, the number of shares of equity securities that the Company proposed to sell in such Qualified Piggy Back Registration shall be reduced to the extent so required by the Piggy Back Marketing Limitation; or

(ii) If the Qualified Piggy Back Registration is being effected for the account of, and at the request of, an Other Stockholder (the “Demanding Other Stockholder”), (x) first, the Other Securities held by Other Stockholders (other than the Demanding Other Stockholder) shall be excluded from such Qualified Piggy Back Registration to the extent so required by the Piggy Back Marketing Limitation; (y) second, if, after the exclusion of all of the Other Securities held by the Other Stockholders (other than the Demanding Other Stockholder) that were proposed to be included in such Qualified Piggy Back Registration, further reductions are still required due to the Piggy Back Marketing Limitation, the number of Registrable Shares included in such Qualified Piggy Back Registration by each Holder shall be reduced on a pro rata basis (based on the number of Registrable Shares that each such Holder proposed to include in such Registration), to the extent so required by the Piggy Back Marketing Limitation; and (z) third if, after the exclusion of the Other Securities of the Other Stockholders (other than the Demanding Other Stockholder) and the Registrable Securities of Holders in accordance with the terms set forth in clauses (x) and (y) immediately above, further reductions are still required, the number of shares of Other Securities that the Demanding Other Stockholder proposed to sell in such Qualified Piggy Back Registration shall be reduced to the extent so required by the Piggy Back Marketing Limitation.

No Registrable Shares or Other Securities excluded from any Qualified Piggy Back Registration by reason of the Piggy Back Marketing Limitation shall be included in such Qualified Piggy Back Registration.  If any Registering Stockholder that has requested inclusion in a Qualified Piggy Back Registration as provided in this Section 2 disapproves of the terms of the underwriting, such Person may elect to withdraw therefrom by written notice to the Company and the representative of the underwriter or underwriters.  The securities so withdrawn shall also be withdrawn from the Qualified Piggy Back Registration.  If the underwriter has not limited the number of Registrable Securities or Other Securities to be underwritten, as applicable, the Company and officers and directors of the Company may include its or their securities for its or their own account in such Registration if the representative of the underwriter or underwriters so agrees and if the number of Registrable Shares and Other Securities which would otherwise have been included in such Registration will not thereby be limited.

3.    Registration Procedures.  In connection with a Registration Statement contemplated by Sections 1 or 2 the following provisions shall apply:

(a) At the time the Commission declares such Registration Statement effective, (y) in the case of a Shelf Registration Statement, each Holder, and (z) in the case of a Registration Statement other than a Shelf Registration Statement, each Holder requesting inclusion of Registrable Shares in such Registration Statement, shall be named as a selling security holder in such Registration Statement and the related prospectus in such a manner as to permit such Holder to deliver such prospectus to purchasers of Registrable Shares included in the Registration Statement in accordance with applicable law, subject to the terms and conditions hereof.  From and after the date a Registration Statement is declared effective, the Company shall, as promptly as practicable and in any event upon the later of (x) five (5) Business Days after such date or (y) five (5) Business Days after the expiration of any Deferral Period that is either in effect or put into effect within five (5) Business Days of such date:

(i) if required by applicable law to the extent a Holder is not named therein, prepare and file with the Commission a post-effective amendment to such Registration Statement or prepare and, if required by applicable law, file a supplement to the related prospectus or a supplement or amendment to any document incorporated therein by reference or file with the Commission any other required document so that the Holder is named as a selling security holder in such Registration Statement and the related prospectus in such a manner as to permit such Holder to deliver such prospectus to purchasers of such Holder’s Registrable Shares included in such Registration Statement in accordance with applicable law and, if the Company shall file a post-effective amendment to such Registration Statement, use its reasonable best efforts to cause such post-effective amendment to be declared effective under the Securities Act as promptly as is practicable, but in any event by the date (the “Amendment Effectiveness Deadline Date”) that is thirty (30) days after the date such post-effective amendment is required by this clause to be filed;

(ii) provide such Holder with copies of any documents filed pursuant to Section 3(a)(i); and

(iii) notify such Holder as promptly as practicable after the effectiveness under the Securities Act of any post-effective amendment filed pursuant to Section 3(a)(i);

provided, that if the request by such Holders is delivered during a Deferral Period (as defined in Section 3(i)), the Company shall so inform the Holder making such request and shall take the actions set forth in clauses (i), (ii) and (iii) above upon expiration of the Deferral Period in accordance with this Section 3(a) and Section 3(i) of this Agreement. Notwithstanding anything contained herein to the contrary, the Amendment Effectiveness

Deadline Date shall be extended by up to five (5) Business Days from the expiration of a Deferral Period if such Deferral Period shall be in effect on the Amendment Effectiveness Deadline Date.

(b) The Company shall notify the Holders of the Registrable Shares included within the coverage of a Registration Statement (which notice may, at the discretion of the Company (or as required pursuant to Section 3(i)), state that it constitutes a Deferral Notice, in which event the provisions of Section 3(i) shall apply):

(i) when the Registration Statement or any amendment thereto has been filed with the Commission and when such Registration Statement or any post-effective amendment thereto has become effective;

(ii) of any request by the Commission for amendments or supplements to such Registration Statement or the prospectus included therein or for additional information;

(iii) of the issuance by the Commission of any stop order suspending the effectiveness of such Shelf Registration Statement or the initiation of any proceedings for that purpose and of any other action, event or failure to act that would cause such Registration Statement not to remain effective;

(iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any Registrable Shares for sale in any jurisdiction or the initiation of any proceeding for such purpose; and

(v) of the occurrence of any Material Event (as defined in Section 3(i)).

(c) Notwithstanding the registration obligations set forth in Sections 1 and 2 hereof, in the event the Commission informs the Company that all of the Registrable Shares cannot, as a result of the application of Rule 415, be registered for resale on a single registration statement, the Company agrees to promptly (i) inform each of the Holders thereof and use its reasonable best efforts to file amendments to the applicable Registration Statement as required by the Commission and/or (ii) withdraw such Registration Statement and file a new registration statement (a “New Registration Statement”), in either case covering the maximum number of Registrable Shares permitted to be registered by the Commission on such Registration Statement.  In the event the Company amends the initial Registration Statement or files a New Registration Statement, as the case may be, under clauses (i) or (ii) above, the Company will use its reasonable best efforts to file with the Commission, as promptly as allowed by Commission or staff guidance provided to the Company or to registrants of securities in general, one or more additional Registration Statements on such form available to register for resale those Registrable Securities that were not registered for resale on the initial Registration Statement, as amended, or the New Registration Statement (the “Remainder Registration Statements”).  For purposes of clarity, in no event shall the Company be deemed to have breached its obligations under this Agreement to the extent the Company is prohibited from registering all Registrable Shares on one Registration Statement as a result of the application by the Commission or its staff of Rule 415, provided it otherwise complies with this Section 3(c) and the other provisions of this Agreement.

(d) The Company shall use its reasonable best efforts to obtain the withdrawal at the earliest possible time of any stop order suspending the effectiveness of a Registration Statement and the elimination of any other impediment to the continued effectiveness of a Registration Statement.

(e) The Company shall promptly furnish to each Holder of Registrable Shares included within the coverage of a Registration Statement, without charge, if the Holder so requests in writing, at least one conformed copy of such Registration Statement and any post-effective amendment thereto, including financial statements and schedules and all exhibits thereto (including those, if any, incorporated by reference).

(f) The Company shall promptly deliver to each Holder of Registrable Shares included within the coverage of a Registration Statement, without charge, as many copies of the prospectus (including each preliminary prospectus) included in such Registration Statement and any amendment thereof or supplement thereto and any Free Writing Prospectus used in connection therewith as such Holder may reasonably request.  The Company consents, subject to the provisions of this Agreement and except during such periods that a Deferral Notice is outstanding and has not been revoked, to the use of the prospectus and each amendment or supplement thereto and any Free Writing Prospectus used in connection therewith by each of the selling Holders in connection with the offering and sale of the Registrable Shares covered by the prospectus, or any amendment or supplement thereto, included in a Registration Statement.

(g) The Company shall use its reasonable best efforts to (i) register or qualify, or cooperate with the Holders of the Registrable Shares included in a Registration Statement and their respective counsel in connection with the registration or qualification of, the resale of the Registrable Shares under the securities or “blue sky” laws of such states of the United States as any Holder requests in writing and to do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Registrable Shares covered by such Registration Statement; and (ii) cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company and to do any and all other actions and things as may be reasonably necessary or advisable to enable such Holders to consummate the disposition of the Registrable Shares owned by such Holder pursuant to such Registration Statement; provided, however, in each case, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified or (ii) take any action that would subject it to general service of process or to taxation in any jurisdiction to which it is not then so subject.

(h) The Company shall cooperate with the Holders of the Registrable Shares to facilitate the timely preparation and delivery of certificates representing the

Registrable Shares to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free of any restrictive legends and in such denominations and registered in such names as the Holders may request.

(i) Upon (i) the issuance by the Commission of a stop order suspending the effectiveness of a Registration Statement or the initiation of proceedings with respect to a Registration Statement under Section 8(d) or 8(e) of the Securities Act, (ii) the occurrence of any event or the existence of any fact as a result of which (x) a Registration Statement shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading or (y) any prospectus included in a Registration Statement shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (iii) the occurrence or existence of any pending corporate development that, in the reasonable judgment of the Company, makes it necessary to suspend the availability of a Registration Statement and the related prospectus for a period of time (each, a “Material Event”):

(A) in the case of clause (ii) above, subject to clause (B) below, as promptly as practicable, the Company shall prepare and file, if necessary pursuant to applicable law, a post-effective amendment to such Registration Statement or a supplement to the related prospectus or any document incorporated therein by reference or file any other required document that would be incorporated by reference into such Registration Statement and related prospectus so that (1) such Registration Statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (2) such prospectus does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, as thereafter delivered to the purchasers of the Registrable Shares being sold thereunder, and, in the case of a post-effective amendment to such Registration Statement, subject to the next sentence, use its reasonable best efforts to cause it to be declared effective as promptly as is practicable; and

(B) the Company shall give notice to the Holders with respect to such Registration Statement, that the availability of such Registration Statement is suspended (a “Deferral Notice”) and, upon receipt of any Deferral Notice, each Holder agrees not to sell any Registrable Shares pursuant to such Registration Statement until such Holder’s receipt of copies of the supplemented or amended prospectus provided for in clause (A) above, or until it is advised in writing by the Company that the prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such prospectus.

The Company will use its reasonable best efforts to ensure that the use of the prospectus with respect to such Registration Statement may be resumed (x) in the case of clause (i) above, as promptly as is practicable, (y) in the case of clause (ii) above, as soon as, in the reasonable judgment of the Company, public disclosure of such Material Event would not be prejudicial to or contrary to the interests of the Company or, as soon as practicable thereafter and (z) in the case of clause (iii) above, as soon as, in the reasonable judgment of the Company, such suspension is no longer necessary; provided, that in no event shall (A) the aggregate duration of any such suspension arising from an event described in clause (iii) above exceed 60 days, (B) the aggregate duration of all such suspensions arising from events described in clauses (ii) and (iii) above exceed 90 days in any 12-month period or (C) a suspension arising from an event described in clauses (ii) and (iii) above be invoked more than twice in any 12-month period.  Any such period during which the availability of a Registration Statement and any related prospectus is suspended is referred to as the “Deferral Period.”  For the avoidance of doubt, the parties acknowledge that certain Holders may from time to time come into possession of material non-public information of the Company pursuant to their respective rights under the Investment Agreement or otherwise, and any restriction on the ability of such Holder to sell Registrable Shares deriving therefrom shall not constitute a Deferral Period hereunder or otherwise constitute a breach of this Agreement.

(j) The Company will comply with all rules and regulations of the Commission to the extent and so long as they are applicable to a Registration hereunder and will make generally available to its security holders (or otherwise provide in accordance with Section 11(a) of the Securities Act) an earnings statement (which need not be audited) satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder, no later than 45 days after the end of any 3-month period (or 90 days, if such period is a fiscal year) beginning with the first month of the Company’s first fiscal quarter commencing after the effective date of the Shelf Registration Statement, which statement shall cover such 3-month period.

(k) If requested in writing in connection with a disposition of Registrable Shares pursuant to a Registration Statement, make reasonably available for inspection during normal business hours by a representative for the Holders of a majority of the number of the Registrable Shares to be included in such Registration Statement, any broker-dealers, attorneys and accountants retained by such Holders, and any attorneys or other agents retained by a broker-dealer engaged by such Holders, all relevant financial and other records and pertinent corporate documents and properties of the Company and its subsidiaries, and cause the appropriate officers, directors and employees of the Company and its subsidiaries to make reasonably available for inspection during normal business hours on reasonable notice all relevant information reasonably requested by such representative for the Holders, or any such broker-dealers, attorneys or accountants in connection with such disposition, in each case as is customary for similar “due diligence” examinations; provided, that such persons shall first agree in writing with the Company that any information that is reasonably and in good faith designated by the Company in writing as confidential at the time of delivery of such information shall be kept confidential by such persons and shall be used solely for the purposes of exercising rights under this Agreement, unless (i) disclosure of such information is required by court or administrative order or is necessary to respond to inquiries of regulatory authorities, (ii) disclosure of such information is required by law (including any disclosure requirements pursuant to federal securities laws in connection with the filing of the Registration Statement or the use of any prospectus or Free Writing Prospectus referred to in this Agreement) or (iii) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard by any such person, and provided further that the foregoing inspection and information gathering shall, to the greatest extent possible, be coordinated on behalf of all the Holders and the other parties entitled thereto by one legal counsel (“Holders Counsel”) designated by the Holders of a majority of the number of Registrable Shares with respect to such Registration Statement.

(l) The Company shall (i) permit such Holders Counsel to review and comment upon (A) a Registration Statement at least three (3) Business Days prior to its filing with the Commission and (B) all Free Writing Prospectuses and all amendments and supplements to all Registration Statements within a reasonable number of days prior to their filing with the Commission, and (ii) not file any Registration Statement or amendment thereof or supplement thereto or any Free Writing Prospectus in a form to which such Holders Counsel reasonably objects within three (3) Business Days of receipt thereof.  The Company shall furnish to such Holders Counsel, without charge, (x) copies of any correspondence from the Commission or the staff of the Commission to the Company or its representatives relating to any Registration Statement or any document incorporated by reference therein, (y) promptly after the same is prepared and filed with the Commission, one copy of any Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, and if requested by a Holder, all exhibits and (z) promptly upon the effectiveness of any Registration Statement, one copy of the prospectus included in such Registration Statement and all amendments and supplements thereto. The Company shall reasonably cooperate with such Holders Counsel in performing the Company’s obligations pursuant to this Section 3.

(m) In connection with underwritten offerings, the Company shall make such representations and warranties to the Holders of Registrable Shares included in a Registration Statement and to any underwriters in connection with such disposition in form, substance and scope as are customarily made by issuers to such parties in primary underwritten offerings.  The Company will enter into and perform customary agreements (including underwriting and indemnification and contribution agreements in customary form with the managing underwriter or underwriters, as applicable) and take such other commercially reasonable actions as are required in order to expedite or facilitate each disposition of Registrable Shares and shall provide all reasonable cooperation, including causing appropriate officers to attend and participate in “road shows” and other information meetings organized by the managing underwriter or underwriters, if applicable.

(n) If reasonably requested by a Holder, the Company shall as soon as practicable (i) incorporate in a prospectus supplement or post-effective amendment such information as such Holder reasonably requests to be included therein relating to the sale and distribution of Registrable Shares, including, without limitation, information with respect to the number of Registrable Shares being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Shares to be sold in such offering; (ii) make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) supplement or make amendments to any Registration Statement if reasonably requested by a Holder holding any Registrable Shares.

(o) With respect to any Registration Statement involving an underwritten offering, the Company shall obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any) addressed to each selling Holder of Registrable Shares included in a Registration Statement and the underwriters, if any, in customary form and covering such matters of the kind customarily covered by opinion in transactions of the nature contemplated by such Registration Statement.

(p) With respect to any Registration Statement involving an underwritten offering, the Company shall obtain “comfort” letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in, or incorporated by reference into, a Registration Statement), addressed to each selling Holder of Registrable Shares included in a Registration Statement and the underwriters, if any, in customary form and covering such matters of the kind customarily covered by “comfort” letters in transactions of the nature contemplated by such Registration Statement.

(q) Subject to the qualification of its Common Stock for listing on an Approved Market, the Company shall use its reasonable best efforts to cause the Conversion Shares to be approved for listing and listed, as applicable, on such Approved Market promptly following the date hereof or the date on which the Common Stock qualifies for listing on an Approved Market, whichever is later.

4.    Holder’s Obligations.  Each Holder agrees promptly to furnish to the Company all information required to be disclosed under Item 507 of Regulation S-K under the Securities Act and any other material information regarding such Holder and the distribution of such Registrable Shares as the Company may from time to time reasonably request.  Any sale of any Registrable Shares by any Holder shall constitute a representation and warranty by such Holder that the information relating to such Holder and its plan of distribution is as set forth in the prospectus delivered by such Holder in connection with such disposition, that such prospectus does not as of the time of such sale contain any untrue statement of a material fact provided in writing by such Holder and that such prospectus does not as of the time of such sale omit to state any material fact relating to or provided in writing by such Holder necessary to make the statements in such Prospectus, in the light of the circumstances under which they were made, not misleading.

5.    Registration Expenses.

(a) In connection with a Registration Statement pursuant to Sections 1 and 2 hereof, all fees and expenses incident to the Company’s performance of and compliance with this Agreement will be borne by the Company, regardless of whether the applicable Registration Statement is ever filed or becomes effective, including without limitation:

(i) all registration and filing fees and expenses;

(ii) all fees and expenses of compliance with federal securities and state “blue sky” or securities laws;

(iii) all expenses of printing (including without limitation printing certificates and prospectuses), messenger and delivery services and telephone;

(iv) all fees and disbursements of counsel for the Company;

(v) all application and filing fees in connection with listing on a national securities exchange or automated quotation system pursuant to the requirements hereof; and

(vi) all fees and disbursements of independent registered public accountants of the Company (including without limitation the expenses of any special audit and comfort letters required by or incident to such performance).

The Company will bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any person, including special experts, retained by the Company.

(b) In connection with a Registration Statement, the Company will reimburse the Holders of Registrable Shares who are selling or reselling Registrable Shares pursuant to the “Plan of Distribution” contained in such Registration Statement up to a maximum of $10,000 for the reasonable fees and disbursements of not more than one counsel, which shall be chosen by the Holders of a majority in number of shares of the Registrable Shares for whose benefit such Registration Statement is being prepared.  The Holders shall be responsible for their pro rata share of any underwriting discounts or commissions in connection with the sale of the Registrable Shares and all fees and expenses for any counsel other than those of the one counsel described in the foregoing sentence.

6.    Indemnification.

(a) The Company agrees to indemnify and hold harmless each Holder of the Registrable Shares included within the coverage of a Registration Statement, the directors, officers, employees, Affiliates and agents of each such Holder and each Person who controls any such Holder within the meaning of the Securities Act or the Exchange Act (collectively, the “Holder Indemnified Parties”) from and against any losses, claims, damages or liabilities, joint or several, or any actions in respect thereof (including, but not limited to, any losses, claims, damages, liabilities or actions relating to purchases and sales of the Registrable Shares) to which each Holder Indemnified Party may become subject under the Securities Act, the Exchange Act or otherwise insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in such Registration Statement or in any amendment thereof, in each case at the time such became effective under the Securities Act, or in any Disclosure Package, prospectus or in any amendment thereof or supplement thereto, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Disclosure Package or any prospectus, in the light of the circumstances under which they were made) not misleading, and shall reimburse, as incurred, the Holder Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action in respect thereof; provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage, liability or action arises out of or is based upon any untrue statement or omission made in such Registration Statement, the Disclosure Package, any prospectus or in any amendment thereof or supplement thereto in reliance upon and in conformity with written information pertaining to such Holder or such Holder’s plan of distribution and furnished to the Company by or on behalf of such Holder Indemnified Party specifically for inclusion therein, or the use by a Holder of an outdated or defective prospectus after the delivery to the Holder of written notice from the Company that the prospectus is outdated or defective and prior to the receipt by such Holder of the notice provided in Section 3(i)(B).  The Company shall also indemnify underwriters (including, without limitation, any Holder Indemnified Party deemed or alleged to be an underwriter or required under applicable securities laws to be described in the applicable Registration Statement as an underwriter), their officers and directors and each Person who controls such underwriters within the meaning of the Securities Act or the Exchange Act to the same extent as provided above with respect to the indemnification of the Holders of the Registrable Shares.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any Holder Indemnified Parties and shall survive the transfer of the Registrable Shares by any Holder.

(b) Each Holder of the Registrable Shares covered by a Registration Statement severally and not jointly agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs such Registration Statement and each Person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (a “Company Indemnified Party”) from and against any losses, claims, damages or liabilities or any actions in respect thereof, to which a Company Indemnified Party may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in such Registration Statement or in any amendment thereof, in each case at the time such became effective under the Securities Act, or in any Disclosure Package, prospectus or in any amendment thereof or supplement thereto, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Disclosure Package or any prospectus, in the light of the circumstances under which they were made) not misleading, but in each case only to the extent that the untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with written information pertaining to such Holder or such Holder’s plan of distribution and furnished to the Company by or on behalf of such Holder specifically for inclusion therein, or (iii) the use by a Holder of an outdated or defective prospectus after the delivery to the Holder of written notice from the Company that the prospectus is outdated or defective and prior to the receipt by such Holder of the notice provided in Section 3(i)(B); and, subject to the limitation set forth immediately preceding this clause, shall reimburse, as incurred, the Company Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any loss, claim, damage, liability or action in respect thereof.  Notwithstanding any other provision of this Section 6(b), no Holder shall be required to indemnify or hold harmless any Company Indemnified Party in an amount in excess of the amount equal to the net proceeds received by such Holder from the sale of the Registrable Shares pursuant to such Registration Statement.

(c) Promptly after receipt by a Holder Indemnified Party or a Company Indemnified Party (each, an “Indemnified Party”) of notice of the commencement of any action or proceeding (including a governmental investigation), such Indemnified Party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 6, notify the indemnifying party of the commencement thereof; but the omission to so notify the indemnifying party will not relieve the indemnifying party from liability under paragraph (a) or (b) above unless and to the extent the indemnifying party has been materially prejudiced by such failure.  In case any such action is brought against any Indemnified Party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to assume the defense thereof (by notice of such to the Indemnified Party), with counsel reasonably satisfactory to such Indemnified Party (who shall not, except with the consent of the Indemnified Party, be counsel to the indemnifying party), and after notice from the indemnifying party to such Indemnified Party of its election to so assume the defense thereof the indemnifying party will not be liable to such Indemnified Party under this Section 6 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such Indemnified Party in connection with the defense thereof; provided, however, if such Indemnified Party shall have reasonably concluded that an actual or potential conflict of interests between the indemnifying party and the Indemnified Party in such claim or litigation resulting therefrom is likely to exist or that there are one or more defenses available to it that are in conflict with those available to the indemnifying party, in each case the indemnifying party shall not have the right to direct the defense of such action on behalf of the Indemnified Party and the reasonable fees and expenses of such Indemnified Party’s counsel shall be borne by the indemnifying party.  In no event shall the indemnifying party be liable for the fees and expenses of more than one counsel (together with appropriate local counsel) at any time for any Indemnified Party in connection with any one action or separate but substantially similar or related actions arising in the same jurisdiction out of the same general allegations or circumstances.  No indemnifying party shall, without the prior written consent of the Indemnified Party (not to be unreasonably withheld or delayed), effect any settlement of any pending or threatened action in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party unless such settlement (i) includes an unconditional release of such Indemnified Party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any Indemnified Party.

(d) If the indemnification provided for in this Section 6 is unavailable or insufficient to hold harmless an Indemnified Party under subsections (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such Indemnified Party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in subsection (a) or (b) above in such proportion as is appropriate to reflect the relative fault of the indemnifying party or parties on the one hand and the Indemnified Party on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations.  The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Holder or Holder Indemnified Party, as the case may be, on the other, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The parties agree that it would not be just and equitable if contribution were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or any other method of allocation that does not take account of the equitable considerations referred to above.  Notwithstanding any other provision of this Section 6(d), no Holder shall be required to contribute any amount in excess of the amount equal to the net proceeds received by such Holder from the sale of the Registrable Shares pursuant to such Registration Statement.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(e) The agreements contained in this Section 6 shall survive the sale of the Registrable Shares pursuant to a Registration Statement and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any Indemnified Party.

7.    [Intentionally Omitted].

8.    Miscellaneous.

(a) Recapitalizations, Exchanges, Etc.  The provisions of this Agreement shall apply to the full extent set forth herein with respect to (i) the shares of Common Stock, (ii) any and all shares of voting Common Stock of the Company into which the shares of Common Stock are converted, exchanged or substituted in any recapitalization or other capital reorganization by the Company and (iii) any and all equity securities of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in conversion of, in exchange for or in substitution of, the shares of Common Stock and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, recapitalizations and the like occurring after the date hereof.  The Company shall cause any successor or assign (whether by merger, consolidation, sale of assets or otherwise) to assume this Agreement or enter into a new registration rights agreement with the Holders on terms substantially the same as this Agreement as a condition of any such transaction.

(b) No Inconsistent Agreements.  The Company will not on or after the date of this Agreement enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof.  The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company’s securities under any agreement in effect on the date hereof.

(c) Interpretation. Article, Section and Annex  references are to this Agreement, unless otherwise specified.  All references to instruments, documents, contracts, and agreements are references to such instruments, documents, contracts and agreements as the same may be amended, supplemented and otherwise modified from time to time, unless otherwise specified.  The word “including” shall mean “including, without limitation.”

(d) Amendments and Waivers.  The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, except by the written consent of the Company and the Holders of a majority in number of then outstanding Registrable Shares; provided, however, that, notwithstanding the foregoing, any amendment or modification of or supplement to this Agreement which would materially and adversely affect any Purchaser in a manner that is disproportionate to the other Purchasers will be binding upon and enforceable against such Purchaser only with its prior written consent. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by Holders of at least a majority of the Registrable Shares being sold by such Holders pursuant to such Registration Statement; provided, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.  Each Holder of Registrable Shares outstanding at the time of any such amendment, modification, supplement, waiver or consent or thereafter shall be bound by any such amendment, modification, supplement, waiver or consent effected pursuant to this Section 8(d), whether or not any notice, writing or marking indicating such amendment, modification, supplement, waiver or consent appears on the Registrable Shares.  Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure from the terms of any provision of this Agreement shall be effective only in the specific instance and for the specific purpose for which made or given.  No failure or delay on the part of any party in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to a party at law or in equity or otherwise.  A copy of each amendment, modification or supplement to this Agreement shall be delivered by the Company to each Holder.

(e) Notices.  All notices and other communications provided for or permitted hereunder shall be made in writing and shall be given by registered or certified mail, return receipt requested, telecopy, air courier guaranteeing overnight delivery or personal delivery to the following addresses:

(i) if to the Company, at its address as follows:

CAS Medical Systems, Inc.
44 East Industrial Road
Branford, CT 06405
Attention:  Chief Executive Officer
Facsimile:  203-488-9438

with a copy to (which shall not constitute notice):

Wiggin and Dana LLP
Two Stamford Plaza
281 Tresser Boulevard
Stamford, CT 06901
Attention:  Michael Grundei, Esq.
Facsimile:  203-363-7676

(ii) if to a Holder, at the most current address shown for such Holder in the records of the Company.

or to such other address as the Company or such Holder may designate in writing.  Any notice so addressed shall be deemed to be given:  if delivered by hand or facsimile, on the date of such delivery; if mailed by Fedex or courier, on the first Business Day following the date of such mailing; and if mailed by registered or certified mail, on the third Business Day after the date of such mailing.

(f) Successors and Assigns.  This Agreement shall be binding upon the Company, each Holder and their respective successors and permitted assigns. Except as expressly provided in this Agreement, this Agreement shall not be construed so as to confer any right or benefit upon any person or entity other than the parties and their respective successors and permitted assigns.  The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Holder.  Any Holder may assign its rights under this Agreement to any Person to whom such Holder transfers Registrable Shares representing more than 10% of outstanding Common Stock on a Fully Diluted Basis at the time of transfer; provided, that no transferee shall be entitled to have the Registrable Shares held by it included in a Registration Statement unless such transferee agrees in writing to be bound by this Agreement as if a party hereto.

(g) Counterparts; Facsimile Signatures.  This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which counterpart, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute one and the same agreement.  Delivery of a signature page hereto via facsimile or other electronic image transmission shall be valid and binding for all purposes.

(h) Headings.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(i) Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to any contrary result otherwise required by conflict or choice of law rules.

(j) Submission to Jurisdiction.  The parties to this Agreement (i) irrevocably submit to the exclusive jurisdiction of any state or federal courts located in the State of Connecticut in connection with any disputes arising out of or relating to this Agreement and (ii) waive any claim of improper venue or any claim that those courts are an inconvenient forum.  The parties to this Agreement agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 8(e) or in such other manner as may be permitted by applicable laws, shall be valid and sufficient service thereof.

(k)  Severability.  If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by virtue of any applicable law, or due to any public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party.  Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner so that the transaction contemplated hereby are fulfilled to the extent possible.

(l) Entire Agreement.  This Agreement is intended by the parties as a final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein, superseding all prior agreements and understandings among the parties with respect to such subject matter.

(m) Further Assurances.   Each of the parties shall execute such documents and perform such further acts as may be reasonably required or desirable to carry out or to perform the provisions of this Agreement.

(n) Securities Held by the Company.  Whenever the consent or approval of Holders of a specified number of Registrable Shares is required hereunder, shares of Registrable Shares held by the Company or its subsidiaries shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

(o) Independent Nature of Obligations.  The obligations of each Purchaser under this Agreement are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under this Agreement.  The failure or waiver of performance under this Agreement by any Purchaser shall not excuse performance by any other Purchaser.  Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

(p) Definitions.  The following terms shall have the following meanings:

“Affiliate” means, with respect to any specified person, an “affiliate,” as defined in Rule 144(a)(1) of the Securities Act, of such person.

“Approved Market” shall mean the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market, the NYSE Amex or the New York Stock Exchange.

“Business Day” shall mean a day other than a Saturday, Sunday or other day on which banks in the State of New York are required or authorized to close.

“Capital Stock” of any Person means any and all securities (including equity-linked securities), interests (including partnership interests), rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) equity of such Person, including any Preference Stock.

“Disclosure Package” means, with respect to any offering of securities, (i) the preliminary prospectus, (ii) each Free Writing Prospectus and (iii) all other information, in each case, that is deemed, under Rule 159 promulgated under the Securities Act, to have been conveyed to purchasers of securities at the time of sale of such securities (including, without limitation, a contract of sale).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Free Writing Prospectus” means any “free writing prospectus” as defined in Rule 405 promulgated under the Securities Act.

“Fully Diluted Basis” means all outstanding shares of the Common Stock assuming the exercise of all outstanding stock, warrants, rights, calls, options or other securities exchangeable or exercisable for, or convertible into, shares of Common Stock without regard to any restrictions or conditions with respect to the exercisability thereof, including all Conversion Shares, provided that, notwithstanding the foregoing, Fully Diluted Basis shall not include any Conversion Shares that are subject to limitations on issuance as set forth in the applicable certificate of designation therefor (or, in the case of the Series A Exchangeable Preferred Stock, any Conversion Shares in respect thereof prior to receipt of the Stockholder Approval) .

“Holder” means a holder of record of Registrable Shares.

“Other Stockholder” means Persons who, by virtue of agreements with the Company (other than this Agreement), are entitled to include their securities in an applicable Registration.

“Other Securities” means securities held by Other Stockholders that, by virtue of agreements with the Company (other than this Agreement), are entitled to be included in an applicable Registration.

“Person” means any individual, corporation, general partnership, limited partnership, limited liability partnership, joint venture, association, joint-stock company, trust, limited liability company, unincorporated organization, other entity or government or any agency or political subdivision thereof.

“Preference Stock” means, as applied to the Capital Stock of any Person, Capital Stock of any series, class or classes (however designated) which is preferred as to the payment of dividends or distributions, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such Person, over shares of Capital Stock of any other series or class of such Person.

“Qualified Piggy Back Registration” means a Registration by the Company of its equity securities for its own account or for the account of Other Stockholders that either (a) occurs at a time when any Registrable Securities are not registered under a Shelf Registration Statement or (b) is a registered public offering that involves an underwriting; provided that a Qualified Piggy Back Registration shall not include (x) a Registration relating solely to employee benefit plans of the Company, (y) a Registration relating solely to a Commission Rule 145 transaction, or (z) a Registration on any registration form which does not permit secondary sales or does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Shares.

“Registration” means a registration effected by preparing and filing a registration statement in compliance with the Securities Act (and any post-effective amendments filed or required to be filed in connection therewith) and the declaration or ordering of effectiveness of such registration statement.

“Registration Statement” means a Shelf Registration Statement or a registration statement including Registrable Shares pursuant to a Registration contemplated by Section 2 hereof.

“Registrable Shares” means each share of Common Stock issued or issuable upon conversion of the Series A Preferred Stock or Series A Exchangeable Preferred Stock in accordance with the applicable Certificate of Designation, and any security issued with respect thereto upon any stock dividend, stock split or similar event, in the case of any of the foregoing securities.  Registrable Shares shall continue to be Registrable Shares (whether they continue to be held by a Purchaser or are sold or transferred to other Persons) until (i) as to any Holder, if all of the Registrable Shares then owned by such Holder could be sold in any ninety (90)-day period pursuant to Rule 144 without Registration thereof and (ii) if such Registrable Shares have been sold in a Registration pursuant to the Securities Act or an exemption therefrom.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

[Remainder of page intentionally left blank]

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Purchasers and the Company in accordance with its terms.

Very truly yours,

CAS MEDICAL SYSTEMS, INC.

By: /s/ Thomas M. Patton
       Name:  Thomas M. Patton
       Title:    President and Chief Executive Officer

AGREED AND ACCEPTED AS OF THE DATE
FIRST SET FORTH ABOVE

PURCHASERS

THOMAS, MCNERNEY & PARTNERS, L.P.
By: Thomas McNerney & Partners II, LLC
Its:  General Partner

By:  /s/ James Thomas
Name:  James Thomas
Title:    Manager

TMP NOMINEE II, LLC

By:  /s/ James Thomas
Name:  James Thomas
Title:    Manager

TMP ASSOCIATES II, L.P.
By:  Thomas, McNerney & Partners II, LLC
Its: General Partner

By:  /s/ James Thomas
Name:  James Thomas
Title:    Manager